UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------


       Date of Report (Date of earliest event reported): January 11, 2005


                                 CNB CORPORATION




Incorporated under the      Commission File No. 2-96350       I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                 57-0792402




                                  P.O. Box 320
                          Conway, South Carolina 29528
                             Telephone: 843-248-5271


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry Into a Material Definitive Agreement

     On January 11, 2005, the Registrant set base executive compensation as follows:

        Willis J. Duncan        Chairman                               $ 81,336


        W. Jennings Duncan      President and                           192,072
                                Chief Executive Officer

        Robert P. Hucks         Executive Vice President                169,800

        Paul R. Dusenbury       Vice President                          157,440

     On February 8, 2005, Registrant increased directors' fees to $750 per month plus a $250 committee fee for special meetings or reviews with management. The Chairman of the Audit Committee will also receive an additional fee of $75 per month.








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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              CNB Corporation
                                              (Registrant)



   Date: February 11, 2005               By: s/Paul R. Dusenbury
                                             ----------------------------------
                                             Paul R. Dusenbury
                                             Vice President and Chief Financial
                                             Officer